TherapeuticsMD, Inc. 8-K

Exhibit 99.1

1 Investor Presentation September 2019 Building a Premier Women’s Health Portfolio

2 2 Forward - Looking Statements This presentation by TherapeuticsMD, Inc. (referred to as “we” and “our”) may contain forward - looking statements. Forward - looking statements may include, but are not limited to, statements relating to our objectives, plans and strategies, as well as statements, other than historical facts, that address activities, events or developments that we intend, expect, project, believe or anticipate will or may occur in the future. These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions and are based on assumptions and assessments made in light of our managerial experience and perception of historical trends, current conditions, expected future developments and other factors we believe to be appropriate. Forward - looking statements in this presentation are made as of the date of this presentation, and we undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward - looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which may be outside of our control. Important factors that could cause actual results, developments and business decisions to differ materially from forward - looking statements are described in the sections titled “Risk Factors” in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q, as well as our current reports on Form 8 - K, and include the following: our ability to maintain or increase sales of our products; our ability to develop and commercialize IMVEXXY ® , ANNOVERA TM , BIJUVA ® and our hormone therapy drug candidates and obtain additional financing necessary therefor; whether we will be able to comply with the covenants and conditions under our term loan facility; the potential of adverse side effects or other safety risks that could adversely affect the commercialization of our current or future approved products or preclude the approval of our future drug candidates; the length, cost and uncertain results of future clinical trials; the ability of our licensees to commercialize a nd distribute our products; our reliance on third parties to conduct our manufacturing, research and development and clinical trials; the availability of reimbursement from government authorities and health insurance companies for our products; the impact of product liability lawsuits; the influence of extensive and costly government regulation; the volatility of the trad ing price of our common stock and the concentration of power in our stock ownership. This non - promotional presentation is intended for investor audiences only.

3 3 General Updates

No Image 4 4 ▪ Began IMVEXXY direct to consumer advertising leveraging digital and social media platforms ▪ Held Satellite Media Tour for Menopause Awareness Month (September) ▪ Expanded payer coverage for BIJUVA and ANNOVERA; awaiting additional decisions on IMVEXXY ▪ With the recent addition of Cigna, expanded commercial coverage for BIJUVA to 5 of the top 10 payers 1 ▪ ANNOVERA has 40% unrestricted coverage in commercial health plans 1 ▪ Added 2 of the top 10 commercial payers for ANNOVERA and several regional plans 1 ▪ Additional commercial and Medicare Part D payer decisions expected 3Q/4Q 2019 for IMVEXXY and BIJUVA ▪ Awaiting commercial coverage decision from CVS and Aetna for IMVEXXY ▪ IMVEXXY and BIJUVA data will be presented at 2019 Annual Meeting of the North American Menopause Society (Sept. 25 - 28, 2019) ▪ ANNOVERA data will be presented at 2019 Annual Meeting of the American Society for Reproductive Medicine (Oct. 12 - 19, 2019) ▪ Recent stock purchases by members of the executive team and board of directors ▪ CEO purchased approximately $280k in TXMD stock in 3Q19 ▪ CEO 2019 annual stock - based award of a single stock option to provide more equity to executive team with less dilution to stockholders General Updates and Near - Term Catalysts 1 MMIT September 2019 and Account Insights

5 5 August Launch Metrics 1 Total prescription data is based on IQVIA prescriber level data plus additional unique patients identified through utilizatio n o f our affordability program. This includes a two week estimation for the lag in reporting retail data, which can cause minor fluctuations in hist ori cal comparisons. 2 Total Unique Prescribers that have sent a prescription to a pharmacy for at least 1 patient for IMVEXXY. IMVEXXY Launch Metrics Total paid scripts 1 (August 1 - 31, 2019) ~44,600 Total patients (since launch through August 31, 2019) ~87,400 Total prescribers 2 (since launch through August 31, 2019) ~14,800

6 6 Launch Results Remain Strong and On - Track: Strategy is Working References: 1. Total prescription data is based on IQVIA prescriber level data plus additional unique patient data identified through utiliz ati on of our affordability program. This includes two weeks of estimation for the lag in reporting retail data, which can cause minor fluctuations in historical com parisons. 2. Osphena and Intrarosa data sourced from Symphony Health Integrated Dataverse . 3. Vagifem data sourced from IQVIA National Prescriber Level Data. 4. Market share data based on IQVIA prescriber level data plus additional unique patient data identified through utilization of our affordability program. All trademarks are the property of their respective owners. *Month 14 for IMVEXXY is August 2019 % Market Share Month 1 Month 2 Month 3 Month 4 Month 5 Month 6 Month 7 Month 8 Month 9 Month 10 Month 11 Month 12 Month 13 Month 14 Month 15 Month 16 Month 17 Month 18 Imvexxy 200 6,300 8,400 13,300 14,400 19,800 23,500 23,600 28,100 31,200 37,700 37,500 45,500 44,600 Vagifem 25mcg 300 3,500 8,800 12,600 17,800 21,000 24,000 26,700 28,700 36,200 37,200 43,200 45,900 47,900 52,600 48,700 57,700 56,500 Osphena 0 700 1,700 2,700 3,500 5,100 6,100 7,300 9,200 10,500 13,300 14,500 16,600 18,100 19,000 19,400 19,800 20,800 Intrarosa 100 1,400 2,400 3,900 5,100 6,300 6,900 7,600 9,700 10,600 12,600 13,800 14,700 16,500 16,100 19,200 19,200 20,600 Market Share 0% 1% 2% 3% 3% 4% 5% 6% 6% 7% 8% 8% 9% 8,400 19,800 28,100 37,500 44,600 8,800 21,000 28,700 43,200 47,900 2% 4% 6% 8% 9% 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 Imvexxy TRx Launch Comparison

7 7 Continued Strong Patient Adherence IMVEXXY: 3.8 fills/yr 3 (through Aug) • Vaginal creams: average 1.5 fills/yr 4 • Vaginal tablets: average 3.5 fills/yr 4 IMVEXXY Patient Adherence 1,2 Month Initial Prescription Filled Average # Fills for Those Patients Maximum Allowable Fills Given the Month of Initial Fill Aug 2019 1 Fill 1 Fill Jul 2019 1.9 Fills 2 Fills Jun 2019 2.4 Fills 3 Fills May 2019 2.9 Fills 4 Fills Apr 2019 3.5 Fills 5 Fills Mar 2019 4.0 Fills 6 Fills Feb 2019 4.5 Fills 7 Fills Jan 2019 5.0 Fills 8 Fills Dec 2018 5.4 Fills 9 Fills Nov 2018 6.1 Fills 10 Fills Oct 2018 6.2 Fills 11 Fills Sep 2018 6.7 Fills 12 Fills Aug 2018 8.0 Fills 13 Fills Jul 2018 8.0 Fills 14 Fills 1) Average number of fills per patient is the average number of fills per patient grouped by their initial month on therapy. 2) Total prescription data is based on IQVIA prescriber level data plus additional unique patients identified through utiliza tio n of our affordability program. 3) Average number of fills for all patients is calculated as Total Rx / Total Patients. 4) Total Rx/Patient Count Example of calculation: For patients who filled their initial prescription in November 2018, each of those patients averaged 6.1 fills from November 2018 through August 2019

8 8 August Launch Metrics BIJUVA Launch Metrics Total paid scripts dispensed to patients 1 (since launch through August 31, 2019) ~14,200 Total paid scripts (August 1 - 31, 2019) ~5,300 Total patients (since launch through August 31, 2019) ~6,800 Total prescribers 2 (since launch through August 31, 2019) ~3,000 1 Total prescription data is based on IQVIA prescriber level data plus additional unique patients identified through utilization of o ur affordability program. This includes a two week estimation for the lag in reporting retail data, which can cause minor fluctu ati ons in historical comparisons. 2 Total Unique Prescribers that have sent a prescription to a pharmacy for at least 1 patient for BIJUVA.

9 9 Commercial Payer Update Coverage Decisions Expected by 4Q19 Plan % of Lives 1 Status 2 CVS 15.4% In discussions ESI 15.3% Adjudicating as of 4/19/19 United 7.5% Adjudicating as of 8/1/19 Anthem 7.3% In discussions Prime 6.5% In discussions OptumRx 6.1% Adjudicating as of 8/1/19 Kaiser 4.7% In discussions Aetna 4.0% Adjudicating as of 4/2019 Cigna 3.9% Adjudicating as of 9/2019 EnvisionRx 1.8% In discussions Top 10 Plans Account for ~71% of all Commercial Pharmacy Lives Adjudication of claim by payer: BIJUVA is on payer formulary as covered product and is being submitted to insurance company for payment by payer to pharmacy. Quicker Process to Payer Coverage than IMVEXXY ▪ Commercial segment represents vast majority of BIJUVA patients ▪ Expect 3 - 4 quarters coverage cycle (from launch) to secure commercial payers ▪ Amendments to the company’s existing payer contracts with little Medicare Part D 1 Plan numbers as of May 2019 2 Adjudication status from MMIT September 2019 and Account Insights New

10 10 ▪ Anthem adjudicating ANNOVERA at Tier 3 with no copay as of August 2019 1 ▪ Kaiser Washington ACA drug list covers ANNOVERA at no copay 1 ▪ Cigna adjudicating ANNOVERA at Tier 3 as of August 2019 1 ▪ Starting on January 1, 2020, New York state insurance law requires coverage for all contraceptives, including ANNOVERA, with no copay 2 ▪ Currently with the addition of New York, 19 states, plus Washington, D.C., require insurance plans to cover all contraceptives that do not have a generic equivalent Key Payer Updates ANNOVERA has 40% Unrestricted Coverage in Commercial Health Plans 1 1 MMIT September 2019 and Accounts Insights 2 https://www.nysenate.gov/legislation/bills/2019/s659/amendment/a Test and Learn Market Introduction Planned in 4Q 2019

11 11 Commercial Payer Update Coverage Decisions Expected to be finalized 1Q20 Plan % of Lives 1 Status 2 CVS 15.4% In discussions ESI 15.3% In discussions United 7.5% In discussions Anthem 7.3% Adjudicating at T3, no copay as of August 2019 Prime 6.5% In discussions OptumRx 6.1% In discussions Kaiser 4.7% In discussions Aetna 4.0% In discussions Cigna 3.9% Adjudicating at T3 as of August 2019 EnvisionRx 1.8% In discussions Top 10 Plans Account for ~71% of all Commercial Pharmacy Lives Adjudication of claim by payer: ANNOVERA is on payer formulary as covered product and is being submitted to insurance company for payment by payer to pharmacy. 1 Plan numbers as of May 2019 2 Adjudication status from MMIT September 2019 and Account Insights New New New Kaiser Washington covering at no copay

12 12 Commercial Payer Update Coverage Decisions Expected to be finalized 1Q20 Plan Status 1 MC - Rx ( ProcareRx ) Adjudicating as of April 2019 BCBS of Massachusetts Adjudicating at no copay as of August 2019 Excellus Adjudicating as of September 2019 EmblemHealth Adjudicating at no copay as of September 2019 Wellmark Adjudicating as of August 2019 Harvard Pilgrim Adjudicating at no copay as of August 2019 Independent Health Association Adjudicating as of August 2019 BC of Idaho Adjudicating at no copay as of September 2019 Summacare Adjudicating at no copay as of September 2019 Clear Script PBM Adjudicating as of August 2019 Univera Healthcare Adjudicating as of August 2019 Selected Regional Plan Coverage Adjudication of claim by payer: ANNOVERA is on payer formulary as covered product and is being submitted to insurance company for payment by payer to pharmacy. New New New New New 1 Adjudication status from MMIT September 2019 and Account Insights New New

13 13 11 STATES, plus Washington D.C., REQUIRE COVERAGE WITH NO COPAY REGARDLESS OF ACA DECISION (~51 Million women in these states) ANNOVERA coverage required with no co - pay BIRTH CONTROL STATE LAWS REGARDLESS OF ACA MANDATES 1 Data on file (July 2019). 2 Washington State Office of the Insurance Commissioner https://www.facebook.com/WSOIC/photos/starting - in - 2019 - health - plans - in - washington - state - must - cover - all - forms - of - birth - /2485878528095084/ (accessed July 5, 2019). *NY is effective 1/1/2020 2 1 * New ANNOVERA coverage required with co - pay 1

14 14 ANNOVERA coverage required with co - pay 8 STATES REQUIRE COVERAGE WITH COPAY REGARDLESS OF ACA DECISION (~27 Million women in these states) BIRTH CONTROL STATE LAWS REGARDLESS OF ACA MANDATES 1 1 Data on file (July 2019). ANNOVERA coverage required with no co - pay 1

The image part with relationship ID rId2 was not found in the file. 15 15 IMVEXXY

16 16 Focused on lifespan of the patient and healthcare provider’s needs ▪ Innovative products, chronic conditions, large markets ▪ 200 sales representatives focused on single call point ▪ Products transition from one to the next through the various stages of life • contraception  prenatal vitamins  contraception  vasomotor symptoms  vulvar and vaginal atrophy ▪ Patient cost conscious portfolio • Products with patient out - of - pocket costs as little as $35 with copay programs* • Possibility of no out - of - pocket costs for ANNOVERA Portfolio Approach to Women’s Health Sum of the Parts Prenatal Vitamins * Copay as little as $35 with commercial coverage. Offer not valid for patients enrolled in Medicare, Medicaid, or other federal or state health care programs (including any state pharmaceutical assistance programs). Program Terms, Conditions, and Eligibility Criteria apply.

17 17 32 million women 1,2 36 million women 4 >$20B 3 >$25B 3,5 Approved May 29, 2018 Launched August 2018 Approved October 28, 2018 Launched April 2019 43 million women 6 $5B 7 Approved August 10, 2018 Test & Learn Introduction: 4Q19 Full scale launch expected: 1Q20 Affected US Population US TAM Opportunity Status Easy to use, lowest approved dose, designed to support patient compliance First and only FDA - approved bio - identical combination product Key Value Proposition First and only long - lasting (one year/13 cycles), procedure - free, patient - controlled, reversible birth control product 1) The North American Menopause Society. Management of symptomatic vulvovaginal atrophy: 2013 position statement of The North Am erican Menopause Society. Menopause . 2013;20(9):888 – 902. 2) Gass ML, Cochrane BB, Larson JC, et al. Patterns and predictors of sexual activity among women in the hormone therapy tria ls of the Women’s Health Initiative. Menopause . 2011;18(11):1160 – 1171. 3) Based on market pricing of current FDA - approved HT products. 4) Derived from U.S. Census data on women in the age group who normally experience symptoms. 5) Based on pre - WHI annual scripts of FDA - approved HT products. 6) Contraceptive Use in the United States, Guttmacher, July 2018. IQVIA Patient Tracker. 7) QuintilesIMS MIDAS, QuintilesIMS Analysis, Company filings. Long acting reversible contraceptive market includes: Nexplano n/I mplanon, Mirena family, Paragard and Liletta. Net sales as reported in company filings. (TXMD) Focused on developing and commercializing products for women throughout their life cycles

The image part with relationship ID rId2 was not found in the file. 18 18 The Power of A Women’s Health Portfolio Market Opportunity 1 Overlapping Prescribers & Patients The Power of 3 Even though there are over 400,000 total writers for these products 2 ~25,000 targets we call on represent over 60% of market opportunity for each product 2 REPRODUCTIVE PORTFOLIO MENOPAUSE PORTFOLIO 5.5M units IMVEXXY 15.8 units BIJVUA 28M units ANNOVERA 1) Symphony Health Integrated Dataverse. 2) I QVIA National Prescriber Level Data.

19 19 Women are Menopausal More Than One - third of Their Lives 1 1. Parish SJ, et al. Menopause. 2018;25(8):937 - 941. 2. North American Menopause Society. Menopause 101. www.menopause.org/for - women/menopauseflashes/menopause - symptoms - and - treatments/menopause - 101 - a - primer - for - the - perimenopausal. Accessed March 25, 2019. 3. US Census Bureau. http://worldpopulationreview.com/countries/united - states - population/ Accessed April 23, 2019 4. North American Menopause Society. Menopause . 2013;20(9):888 - 902. 5. Wysocki S et al. Clin Med Insights Reprod Health . 2014;8:23 - 30. 6. Kingsberg SA et al. J Sex Med. 2013;10(7):1790 - 1799. 7. North American Menopause Society. Menopause. 2013;20(9):888 - 902. Vulvar and Vaginal Atrophy ( VVA ) is a chronic and progressive condition and is unlikely to resolve without medical intervention 4,5 Symptoms of VVA may include: 6,7 ▪ Dyspareunia (vaginal pain associated with sexual activity) ▪ Vaginal dryness ▪ Vaginal and/or vulvar irritation/itching/burning ▪ Bleeding with sexual activity ▪ Dysuria (pain when urinating) Genitourinary Symptoms (Vulvar and Vaginal Atrophy) Median age of menopause onset is 51 years 1,2 AGE (YEARS) 40 50 60 90 80 70 82 years is the median life expectancy of women today 3 Vasomotor Symptoms

20 20 The Scope of VVA in the US 64 Million Menopausal Women in the US 1 20 1. Wysocki S et al. Clin Med Insights Reprod Health . 2014;8:23 - 30. 2 . Kingsberg SA et al. J Sex Med . 2017;14:413 - 424. 3. IMS Health Plan Claims (April 2008 - Mar 2011). menopausal women have symptomatic VVA 2 ~1 i n 2 or ~32M • 18% (~5.7M) are previous VVA therapy users who have discontinued 2 • 25% (~8M) are current/former Over - the - Counter (OTC) therapy users 2 (~16M) have received treatment 2 50% ...but ONLY are Treated with Prescription VVA Therapy 2,3 7% That means 93% are NOT Treated with Prescription VVA Therapy 2,3

21 21 ▪ Small, digitally inserted, vaginal softgel insert that dissolves completely ▪ Easy to use without the need for an applicator ▪ Mess - free administration ▪ Use any - time of day ▪ L owest approved doses of estradiol 4 mcg and 10 mcg ▪ Efficacy demonstrated as early as 2 weeks (secondary endpoint) and maintained through week 12 ▪ PK data - No increase in systemic hormone levels beyond the normal postmenopausal range* ▪ Mechanism of action and dosing that are familiar and comfortable ▪ No patient education required for dose preparation or applicators ▪ Dose packaging to optimize compliance and convenience  High patient satisfaction resulting in high refill rates IMVEXXY is “Redefining Relief” A highly effective patient experience supported by strong clinical attributes *The clinical relevance of systemic absorption rates for vaginal estrogen therapies is not known.

The image part with relationship ID rId2 was not found in the file. 22 22 Launch Approach Developed to Shift Entrenched Behavior Drive Share Momentum Through New Writers and Share of Existing Writers Drive Early Experience for a Differentiated Product Remove Barriers ▪ Open access approach only works for a product that delivers a good patient experience ▪ $ spent went toward copay program, removed barrier to HCP writing and less expensive than pushing early through DTC ▪ No new Estrogen product launched since 2000 ▪ Affordability a challenge for patients while insurance builds ▪ Prescribers typically slow writing during this phase because of lack of access ▪ Continuous unlocking of new levers as insurance adjudication normalizes

23 23 The VVA Market Exceeds $1.7B Gross Revenue Annually Product 12 Months through June 2019 Total Units 1 Gross Dollars for 2018 1 Estrace ® Cream Brand & Generics 2,000,000 $554,450,000 Premarin® 1,190,000 $460,760,000 Vagifem ® Brand & Generics 1,500,000 $454,550,000 Estring® 259,000 $114,360,000 Osphena ® 217,000 $75,910,000 Intrarosa ® 209,000 $46,940,000 2018 Value of the VVA Market $1,700,000,000 1) Symphony Health Solutions PHAST Data powered by IDB; MBS dollars. All trademarks are the property of their respective owners.

24 24 Value of Additional Fills Percent of market based on patient count of 2.3M and 4 fills per year Average Net Revenue / Unit 25% 35% 45% 55% $80 $184,000,000 $257,600,000 $331,200,000 $404,800,000 $100 $230,000,000 $322,000,000 $414,000,000 $506,000,000 6 Fills/year 5 Fills/year 4 Fills/year Percent of market based on patient Count of 2.3M and 5 fills per year Average Net Revenue / Unit 25% 35% 45% 55% $80 $230,000,000 $322,000,000 $414,000,000 $506,000,000 $100 $287,500,000 $402,500,000 $517,500,000 $632,500,000 Percent of market based on patient count of 2.3M and 6 fills per year Average Net Revenue / Unit 25% 35% 45% 55% $80 $276,000,000 $386,400,000 $496,800,000 $607,200,000 $100 $345,000,000 $483,000,000 $621,000,000 $759,000,000 Market opportunity is calculated by multiplying the number of patients on products annually times the market share times the ave rage number of fills per patient per year times the average potential net revenue per unit. At $100 average net revenue, the value pe r fill ranges from $57M to $126M, depending on market share.

25 25 Commercial Payer Status Plan % of Lives 1 Status 2 CVS 15.4% Awaiting decision in 3Q ESI 15.3% Adjudicating as of 10/1/18 United 7.5% Adjudicating as of 3/1/19 Anthem 7.3% Adjudicating as of Aug. 2018 Prime 6.5% Adjudicating as of 1/1/19 OptumRx 6.1% Adjudicating as of 1/1/19 Kaiser 4.7% In discussions Aetna 4.0% Awaiting decision in 3Q ~1.8M of these lives are adjudicating Cigna 3.9% Adjudicating as of 12/15/18 EnvisionRx 1.8% Adjudicating as of 1/1/19 Top 10 Plans Account for ~71% of all Commercial Pharmacy Lives Adjudication of claim by payer: IMVEXXY is on payer formulary as covered product and is being submitted to insurance company for payment by payer to pharmacy. 1 Plan numbers as of May 2019 2 Adjudication status from MMIT September 2019 and Account Insights

26 26 Medicare Part D Payer Status Decisions Expected 3Q/4Q19 Plan % of Lives 1 Status 2 United 20.7% Adjudicating as of 2/1/19 Humana 17.9% Decision expected 3Q/4Q19 CVS Caremark 14.1% Decision expected 3Q/4Q19 Wellcare with Aetna lives 13.6% Decision expected 3Q/4Q19 Express Scripts/ Cigna 8.5% Decision expected 3Q/4Q19 ~1M of these lives are adjudicating as of June 2019 Kaiser 3.6% Adjudicating maintenance pack as of 10/1/18 and starter pack as of 3/1/19 Top 6 Plans Account for ~78% of all Medicare Part D Pharmacy Lives Adjudication of claim by payer: IMVEXXY is on payer formulary as covered product and is being submitted to insurance company for payment by payer to pharmacy. 1 Plan numbers as of July 2019 2 Adjudication status from MMIT September 2019 and Account Insights

27 27 How Adjudication Rate * Will Change When Payer Cycle Completes Column A Column B Column C IMVEXXY No Insurance Commercial Insurance Medicare Eligible Patients % of Business 3% 62% 35% % Adjudicated 0% 50% 8% Contribution to Overall Adjudication Rate 0% 31% 3% Overall Adjudication Rate 34% (up from 27% in 1Q19) 2Q 2019 Actuals Column A Column B Column C IMVEXXY No Insurance Commercial Insurance Medicare Eligible Patients % of Business 6% 70% 24% % Adjudicated 0% 75% 65% Contribution to Overall Adjudication Rate 0% 53% 17% Overall Adjudication Rate 70% Target Adjudication as Contracting is Finalized *Adjudication Rate= Percent of Business multiplied by percent of claims being covered. Chart 1 Chart 2

The image part with relationship ID rId2 was not found in the file. 28 28 ▪ Expect commercial coverage decisions from CVS and Aetna ▪ Menopause Awareness Month - Satellite Media Tour ▪ NAMS Premier Sponsor ▪ NAMS Publications 4Q 2019 3Q 2019 IMVEXXY Catalysts Direct to Consumer Advertising Begin Copay & Distribution Optimization Medicare Part D Decisions

The image part with relationship ID rId2 was not found in the file. 29 29 BIJUVA

30 30 Hormone Therapy Options for Vasomotor Symptoms Before BIJUVA After WHI (2002), a majority of women and clinicians shifted to bio - identical hormone therapy 1 FDA - APPROVED NOT FDA - APPROVED Combination Synthetic Estrogens + Progestins Separate Bio - identical Estradiol & Progesterone Compounded Bio - identical Estradiol + Progesterone ~ 2.5 million total annual prescriptions 2 ~ 3.9 million total annual prescriptions (each) 1 12 - 18 million total annual prescriptions 3 Prempro ® , Activella ® , Angeliq ® , Femhrt ® , Climara Pro ® , Combipatch ® Oral or transdermal estradiol & Prometrium ® Compounded estradiol + progesterone FDA - approved Not FDA - approved to be used together Not FDA - approved 1 copay 2 copays Often not covered by insurance Insurance coverage Insurance coverage Almost 100% out of pocket » NEED FOR AN FDA - APPROVED COMBINATION BIO - IDENTICAL HORMONE THERAPY 1) Symphony Health Solutions PHAST Data powered by IDV; 12 months as of December 31 2018 2) Includes the following drugs: Activella ®, FemHRT ® , Angeliq ®, Generic 17b + Progestins, Prempro ®, Premphase ®, Duavee ®, Brisdelle ® 3) Composite of Fisher, J. QuintilesIMS, White Paper: A Profile of the US Compounding Pharmacy Market, internal surveying of com pounding pharmacies & NAMS publications All trademarks are the property of their respective owners.

31 31 ▪ First and only bio - identical combination of estradiol to reduce moderate to severe hot flashes combined with progesterone to help reduce the risk to the endometrium ▪ Strong efficacy and safety data ▪ Sustained steady state of estradiol ▪ No clinically meaningful changes in weight or blood pressure ▪ No clinically meaningful changes in coagulation or lipid parameters ▪ No clinically meaningful changes in mammograms ▪ Clinically meaningful improvements in quality of life and sleep disturbance data ▪ High desired amenorrhea rates (no bleeding) OTHER KEY ATTRIBUTES KEY CLINICAL ATTRIBUTES ▪ Once - a - day single oral softgel capsule – only approved continuous combined progesterone product ▪ No peanut allergen unlike other FDA - approved progesterone products ▪ One prescription, one copay ▪ BIJUVA is available in blister packages containing 30 capsules BIJUVA is indicated in a woman with a uterus for the treatment of moderate to severe vasomotor symptoms due to menopause References: BIJUVA [package insert]. Boca Raton, FL: TherapeuticsMD, Inc; 2019. Lobo RA, et al. Obstet Gynecol . 2018;132(1):161 - 170. Lobo RA, et al. North American Menopause Society Annual Meeting, October 3 – 6, 2018, San Diego, CA, USA, abstract number S - 2.

The image part with relationship ID rId2 was not found in the file. 32 32 BIJUVA introduced into Bio - Ignite Channel, once payer coverage established Launched April 17, 2019 Target FDA - approved separate bio - identical Estrogen & Progesterone pills segment Q2 ~3.9M TRx (each) 1 I $836M 2 TAM 12M – 18M TRx 3 I $2.5B - 3.8B 2 TAM A Large Target Market For BIJUVA 1) Symphony Health Solutions PHAST Data powered by IDV; 12 months as of December 31 2018 2) Based on WAC pricing of $214.50 3) Composite of Fisher, J. QuintilesIMS, White Paper: A Profile of the US Compounding Pharmacy Market, internal surveying of compounding pharmacies & NAMS publications Q2 Q4 Reps directed to focus on ~10 prescribers in their territory until improved payer coverage

The image part with relationship ID rId2 was not found in the file. 33 33 • Pay as little as $35* Launch Plan Mirrors IMVEXXY Focused on Driving Early Behavior Change that Leads to Long Term Adoption ▪ As little as $35 out - of - pocket cost* ▪ Addresses the cost and coverage concerns which are often barriers to early adoption ▪ “Keep Cool” Early Experience Program drives appropriate patient and prescriber education ▪ Positive early clinical experience has the potential to drive momentum * Offer not valid for patients enrolled in Medicare, Medicaid, or other federal or state health care programs (including any state pharmaceutical assistance programs). Program Terms, Conditions, and Eligibility Criteria apply.

34 34 Impact of Faster Payer Cycle on Adjudication Rate * Column A Column B Column C BIJUVA No Insurance Commercial Insurance Medicare Eligible Patients % of Business 3.1% 89.1% 7.8% % Adjudicated 0% 37.6% 7.6% Contribution to Overall Adjudication Rate 0% 33.4% 0.6% Overall Adjudication Rate 34% (up from 25% in May 2019) 2Q 2019 Actuals Target at Fully Established Insurance Coverage Column A Column B Column C BIJUVA No Insurance Commercial Insurance Medicare Eligible Patients % of Business 6% 87% 8% % Adjudicated 0% 75% 65% Contribution to Overall Adjudication Rate 0% 65% 5% Overall Adjudication Rate 70% *Adjudication Rate= Percent of Business multiplied by % of claims being covered. Chart 1 Chart 2

35 35 ▪ Unique compounded bio - identical hormone replacement therapy (CBRT) prescribers Identified: 10,759 ▪ 2,328 are identified as high - value CBHRT HCP’s targeted by Key Account Managers National Reach 105 Live Accounts 2,183 High Tier Targets 124 Contracting 10,759 CBHRT HCP’s In Vetting Process 80 Live Accounts 105 In Contracting Process 124 Compounding Pharmacy Onboarding Process and Status

36 36 Market Opportunity Market opportunity is calculated by multiplying the annual addressable market units (3.9M units of FDA - approved E+P plus the low - end of the estimated compounded market of 12M prescriptions) times the market share times the average potential net revenue per u nit . Total Addressable FDA Market: 3,900,000 Total Addressable Compounding Market: 12,000,000 Percent of Addressable Market Average Net Revenue / Unit 25% 35% 45% 55% $80 $316,000,000 $442,400,000 $568,800,000 $695,200,000 $100 $395,000,000 $553,000,000 $711,000,000 $869,000,000

The image part with relationship ID rId2 was not found in the file. 37 37 3Q 19 ▪ Menopause Awareness Month - Satellite Media Tour ▪ NAMS Premier Sponsor ▪ NAMS Publications 1H 2020 4Q 2019 3Q 2019 BIJUVA Catalysts Commercial Payer Cycle Completion Expected BIO - IGNITE Expansion Begin Copay and Distribution Optimization Direct to Consumer Advertising

The image part with relationship ID rId2 was not found in the file. 38 38 ANNOVERA

39 39 ANNOVERA: 2019 Prix Galien USA Award Nominee Best Pharmaceutical Product 2019 Nominee: Past Award Winners in the Category All trademarks are the property of their respective owners. 1. MBS Data The Prix Galien Award, counted among the global health innovation industry’s most prized honors, recognizes outstanding biomedical and medical technology product achievement that improves the human condition 2018 TRx MBS Dollars 1 Ibrance ® $2,293,000,000 IMBRUVICA ® $2,334,000,000 Gleevec ® $362,000,000 Januvia ® $6,237,000,000 Chantix ® $1,258,000,000

The image part with relationship ID rId2 was not found in the file. 40 40 U.S. Contraceptive Market $5B U.S. net sales 1 ~ 90M annual scripts to ~20M women 2 Complete control but no long acting benefits Long - acting benefits without a procedure offering complete control over fertility and menstruation Long - acting benefits but requires a procedure and does not offer complete control 1. QuintilesIMS MIDAS, QuintilesIMS Analysis, Company filings. 2. Symphony Health Solutions PHAST Data powered by IDV; 12 months as of December 31 2017 Oral contraceptives continue to lose market share (CAGR - 4.2% 2012 to 2017) to long acting methods 1

41 41 1 Lohr , et al. Use of intrauterine devices in nulliparous women. Contraception 95 (2017); 529 - 537 Access Attributes ▪ Market shift to long - acting contraception ▪ Offer women a long - term birth control option without requiring a procedure for insertion and removal like IUDs or Implants ▪ Available to all prescribers – no special training, equipment, or inventory ▪ Acceptable for women who haven’t had a child (nulliparous) or are not in a monogamous relationship 1 ▪ “Vaginal System” – the only product in a potential new category of contraception with potential for $0 co - pay ▪ Does not require refrigeration

42 42 ▪ Only FDA - approved long - lasting reversible birth control that doesn’t require a procedure or repeat visit – Empowers women to be in control of their fertility and menstruation – ANNOVERA is the only user - directed single 12 - month birth control product (used in repeated 4 - week cycles for 13 cycles) ▪ Highly effective in preventing pregnancy when used as directed (97.3%) ▪ High patient satisfaction in clinical trials (phase 3 acceptability study of 905 women) 1 – 89% overall satisfaction, adherence (94.3%) and continuation (78%) ▪ Softer and more pliable than NuvaRing ® ▪ Only product with new novel progestin - segesterone acetate 2 – No androgenic or glucocorticoid effects at contraceptive doses* ▪ Low rates of discontinuation related to irregular bleeding (1.7%) 1 Merkatz , Ruth B., Marlena Plagianos , Elena Hoskin, Michael Cooney, Paul C. Hewett, and Barbara S. Mensch. 2014. “Acceptability of the Nestorone ®/ethinyl estradiol contraceptive vaginal ring: Development of a model; implications for introduction,” Contraception 90(5): 514 – 521. 2 Narender Kumar, Samuel S. Koide, Yun - Yen Tsong , and Kalyan Sundaram. 2000. “Nestorone: a Progestin with a Unique Pharmacological Profile,” Steroids 65: 629 - 636 Clinical Attributes *Based on pharmacological studies in animals and in vitro receptor binding studies. The clinical significance is not known. All trademarks are the property of their respective owners.

43 43 1 Merkatz, Ruth B., Marlena Plagianos , Elena Hoskin, Michael Cooney, Paul C. Hewett, and Barbara S. Mensch. 2014. “Acceptability of the Nestorone ®/ethinyl estradiol contraceptive vaginal ring: Development of a model; implications for introduction,” Contraception 90(5): 514 – 521. Ease of Use Ease of inserting (N=905) Ease of removing (N=905) Ease of remembering CVS insertion (N=905) Ease of remembering CVS removal (N=905) 90.8% (n=823) 88.2% (n=798) 87.6% (n=793) 85.2% (n=771) High Patient Satisfaction ▪ Phase 3 acceptability study (n=905 subjects) 1 ▪ Overall satisfaction (~90%) related to: • Ease of use • Side effects • Expulsions/feeling the product • Physical effect during sexual activity ▪ High rates of adherence (94.3%) and continuation (78%)

44 44 ▪ Broad - based product – a single contraceptive product for most patient and prescriber types ▪ Supports patient preference ▪ Amenable to women of all reproductive ages and demographics ▪ Highly effective ▪ Self - administered, long - lasting product that is reversible ▪ Nulliparous women (never had a child before) ▪ Between children – birth spacing ▪ Women not in monogamous relationships ▪ Ideal for adolescents of reproductive age who don’t want to take a product everyday, but don’t want a procedure or nulliparous or non - monogamous ▪ College women – no need for monthly refills ▪ Women in the military – control fertility for 1 year Patient Types

The image part with relationship ID rId2 was not found in the file. 45 45 Launch Approach ▪ Initial focus on OBGYN target overlap with Menopause Products ▪ Early consumer focus given how influential women are in the choice of birth control ▪ Full - scale production anticipated 1Q20 ▪ WAC Price set at $2,000/ unit (1 year) ▪ Continue dialogue with FDA regarding potential ACA decision designating ANNOVERA as a new method of contraception ▪ Start payer discussions ▪ Test and learn market introduction ▪ Production ramps to ~10,000 units for the 4Q19 1Q - 3Q 2020 4Q 2019 3Q 2019 Pre - Launch Activities National Launch

46 46 Market Opportunity Addressable Birth Control Market Rx Options NRx 28,000,000 Percent of Overall Birth Control Market NRx Average Net Revenue / Unit 1.0% 1.5% 2.0% 2.5% $1,000 $280,000,000 $420,000,000 $560,000,000 $700,000,000 $1,500 $420,000,000 $630,000,000 $840,000,000 $1,050,000,000 $1,750 $490,000,000 $735,000,000 $980,000,000 $1,225,000,000 Addressable NuvaRing Market NRx 1,200,000 Percent of NuvaRing Market NRx Average Net Revenue / Unit 25% 35% 45% 55% $1,000 $300,000,000 $420,000,000 $540,000,000 $660,000,000 $1,500 $450,000,000 $630,000,000 $810,000,000 $990,000,000 $1,750 $525,000,000 $735,000,000 $945,000,000 $1,155,000,000 Market opportunity is calculated by multiplying the annual addressable market times the market share times the average potent ial net revenue per unit.

47 47 Total Addressable Birth Control Market NRx 28,000,000 Average Net Revenue / Unit 1.0% 1.5% 2.0% 2.5% $1,000 $280,000,000 $420,000,000 $560,000,000 $700,000,000 $1,500 $420,000,000 $630,000,000 $840,000,000 $1,050,000,000 $1,750 $490,000,000 $735,000,000 $980,000,000 $1,225,000,000 Percent of Market Based on Patient Count of 2.3M and 4 fills per year Average Net Revenue / Unit 25% 35% 45% 55% $80 $184,000,000 $257,600,000 $331,200,000 $404,800,000 $100 $230,000,000 $322,000,000 $414,000,000 $506,000,000 Total Addressable FDA Market : 3,800,000 Total Addressable Compounding Market : 12,000,000 Percent of Addressable Market Average Net Revenue / Unit 25% 35% 45% 55% $80 $316,000,000 $442,400,000 $568,800,000 $695,200,000 $100 $395,000,000 $553,000,000 $711,000,000 $869,000,000 The Power of the Portfolio Multiple Paths to $1B of Peak Sales Diversified risk with 3 FDA - approved products, creating multiple paths to $1B peak sales opportunity Example: $230M (IMVEXXY), $395M (BIJUVA) and $420M (ANNOVERA) = $1B peak sales potential

48 48 Financial Overview

49 49 2019 Financial Guidance FDA - Approved Products Net Revenue Prenatal Vitamins Net Revenue Total TXMD Net Revenue 3Q2019 Estimate 4Q2019 Estimate FY2019 Estimate $4.50 - 6.50M $2.25 - 2.50M $6.75 - 9.00M $11.00 - 13.00M $1.75 - 2.25M $12.75 - 15.25M $20.75 - 24.75M $8.70 - 9.45M $29.45 - 34.20M Important Guidance Notes: ▪ As our sales force focus shifts to our FDA - approved products and payer headwinds continue to increase for prenatal vitamins, we anticipate prenatal vitamins will continue to become a smaller percentage of overall company revenues

50 50 TXMD: Financial Snapshot Shares Outstanding 241.2M (as of August 2, 2019 ) Cash $182.8M (as of June 30, 2019 ) Listing Exchange Insider Ownership ~15% (as of June 30, 2019 ) * $300 million non - dilutive term loan facility with TPG Sixth Street Partners (TSSP) entered into on April 24, 2019. The initial tranche of $200 million was drawn on April 24, 2019, with additional tranches of $50 million available to the company upon the designati on of ANNOVERA as a new category of contraception by the U.S. Food and Drug Administration on or prior to December 31, 2019 and ano the r $50 million available to the company upon achieving $11 million in net revenues from IMVEXXY, ANNOVERA and BIJUVA for the fou rth quarter of 2019. A portion of the proceeds ($81M) from the initial tranche of the TSSP facility was used to repay all amounts o utstanding under the company’s prior credit facility. TSSP Facility $300M*

The image part with relationship ID rId2 was not found in the file. 51 51 CONTRACEPTION PRENATAL CARE CONTRACEPTION/ FAMILY PLANNING - PERIMENOPAUSE VASOMOTOR SYMPTOMS DYSPAREUNIA (Vulvar & Vaginal Atrophy) REPRODUCTIVE HEALTH MENOPAUSE MANAGEMENT Prenatal Vitamins The Power of a Women’s Health Portfolio

52 52 ANNOVERA ™ Appendix ( segesterone acetate and ethinyl estradiol vaginal system)

53 53 IMVEXXY Model Different Than Typical Pharmaceutical Launch Gross Revenue Patient Copay Assistance Wholesale Costs Pharmacy Discounts Payer Rebates Returns, Allowances & Other Accruals Where We Focused Sales Cost Realized; Marketing Cost substituted for Copay Assistance Net Revenue Cost of Sales Gross Margin Sales & Marketing Cost Copay Assistance substituted for Marketing Cost

54 54 Example : How a Prescription is Paid & the Impact on Manufacturer Column A Column B Column C Column D Patient’s Insurance Doesn’t Cover Product Yet Commercial Insurance Used w/ Patient Deductible Not Yet Met & High Deductible Plans Commercial Insurance Used w/ Average Copay Medicare Part D Insurance Used w/ Average Copay Payment from Copay Card (cost to Manufacturer) $200 $215 $40 $0 Payment from Insurance Company $0 $0 $175 $205 Payment from Patient $ 35 $ 35 $ 35 $ 40 Total Amount Received by Pharmacy $235 $250 $250 $245 ▪ For columns A and B, the copay card covers most of the cost of the product for the patient ▪ For columns C and D, the insurance company pays most of the cost of the product for the patient